UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 2, 2019

(Date of earliest event reported)

Verizon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	VZ	New York Stock Exchange The NASDAQ Global Select Market
2.375% Notes due 2022	VZ 22A	New York Stock Exchange
0.500% Notes due 2022	VZ 22B	New York Stock Exchange
1.625% Notes due 2024	VZ 24B	New York Stock Exchange
4.073% Notes due 2024	VZ 24C	New York Stock Exchange
0.875% Notes due 2025	VZ 25	New York Stock Exchange
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting held on May 2, 2019, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 3,606,400,931 or 87.23% of the common shares outstanding on March 4, 2019, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes

Shellye L. Archambeau	2,743,422,005	90,598,731	14,202,635	758,177,561

Mark T. Bertolini	2,787,039,322	46,374,997	14,809,051	758,177,561

Vittorio Colao	2,797,338,458	35,955,596	14,929,316	758,177,561

Melanie L. Healey	2,772,859,894	61,882,398	13,481,078	758,177,561

Clarence Otis, Jr.	2,713,650,511	119,442,984	15,129,875	758,177,561

Daniel H. Schulman	1,983,877,391	848,554,169	15,791,811	758,177,561

Rodney E. Slater	2,782,705,855	50,989,446	14,528,070	758,177,561

Kathryn A. Tesija	2,796,223,564	37,290,383	14,709,424	758,177,561

Hans E. Vestberg	2,638,193,259	177,072,518	32,957,594	758,177,561

Gregory G. Weaver	2,797,468,831	35,306,266	15,448,274	758,177,561

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2019 was ratified with 3,511,289,779 votes for, 81,862,500 votes against and 13,248,652 abstentions.

(c)

The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,553,023,942 votes for, 272,114,132 votes against, 23,085,296 abstentions and 758,177,561 broker non-votes.

(d)	The shareholder proposal regarding Nonqualified Savings Plan Earnings was defeated with 757,374,972 votes for, 2,045,045,778 votes against, 45,802,620 abstentions and 758,177,561 broker non-votes.

(e)	The shareholder proposal regarding an Independent Chair was defeated with 959,144,440 votes for, 1,783,904,069 votes against, 105,174,862 abstentions and 758,177,561 broker non-votes.

(f)	The shareholder proposal regarding a Report on Online Child Exploitation was defeated with 940,531,469 votes for, 1,834,242,465 votes against, 73,449,437 abstentions and 758,177,561 broker non-votes.

(g)	The shareholder proposal regarding Cybersecurity and Data Privacy was defeated with 348,325,928 votes for, 2,449,904,832 votes against, 49,992,610 abstentions and 758,177,561 broker non-votes.

(h)	The shareholder proposal regarding a Severance Approval Policy was defeated with 1,042,040,590 votes for, 1,780,145,366 votes against, 26,037,415 abstentions and 758,177,561 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: May 8, 2019	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary